EDUCATION/TRAINING TECHNOLOGY COMPANY FOR THE SKILLED TRADES Electricians HVAC Plumbers Pipefitters Steamfitters Boilermakers Craning Rigging Drilling Aerospace Hydraulics

Safe Harbor And Disclaimer This PowerPoint Slide Deck includes “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward - looking statements provide our current expectations, opinion, belief or forecasts of future events and performance. A statement identified by the use of forward - looking words including “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward - looking statements. Such statements are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of ProBility Media Corp (“ProBility”.) These risks and others are included from time to time in documents we file with the Securities and Exchange Commission (“SEC”), including but not limited to, our Form 10 - Ks, Form 10 - Qs and Form 8 - Ks. Other unknown or unpredictable factors also could have material adverse effects on our future results. Accordingly, you should not place undue reliance on these forward - looking statements. Although ProBility believes that the expectations reflected in such forward - looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. You are cautioned that any forward - looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward - looking statements in this PowerPoint slide deck are made as of the date hereof. ProBility takes no obligation to update or correct its own forward - looking statements, except as required by law, or those prepared by third parties that are not paid for by ProBility. ProBility’s SEC filings are available at http://www.sec.gov . In this PowerPoint slide deck, we may rely on and refer to information regarding our industry which comes from market research reports, analyst reports and other publicly available information, and we have not verified any of it. This PowerPoi nt slide deck does not constitute an offer to sell or the solicitation of an offer to buy any securities of ProBility, and shall no t constitute an offer, solicitation or sale of any security in any state or jurisdiction in which such offer, solicitation, sal e w ould be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Proprietary and Confidential 2

ProBility Media – Company Summary

ProBility Media provides a comprehensive suite of technology-enabled career resources for skilled trades

- Comprehensive suite of career training, career advancement and compliance tools for 60+ skilled trades
- Innovative proprietary technology solutions, including Virtual Reality and Digital Simulation
- Massive global markets for vocational training
- Attractive US vocational training market opportunity as for-profit colleges retreat
- Strong intellectual property protection
- Disruptive strategy combines organic growth and strategic acquisitions of small platform players
- Prior owners compelled to stay on-board to participate in ProBility's mission
- Annual organic revenue growth target of 25-30% with an additional 20-25% of potential growth from acquisitions
- High percentage of recurring revenues; diversified base of customers
- Publicly quoted OTCQB; ticker: PBYA

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Global Markets – United States Proprietary and Confidential 4 Key trends in the US: • Employer - based formal training is $177 billion/year • Strong labor trends across industries; resurrection of manufacturing and industrial economies • 60% of jobs created by the current $1trillion infrastructure plan will require <6 months of training • Trump administration expects to increase the number of apprenticeships from 450,000 to 5,000,000 • Career training is rapidly shifting to interactive learning solutions, such as Virtual Reality • No dominant provider of technical training materials End Market Industry Size – United States • US Electrical Contracting Industry - $130 Billion (2016), 70,000 Electrical Contracting Firms, 650,000 Electrical Workers • US Plumbing Industry - $105 Billion (2016), 4% annual growth, 115,737 Businesses, 468,869 Employees • Offshore Drilling Rigs - $66 Billion (2014), expected $102 Billion by 2019 Source: US Census; Bureau of Labor Statistics Source: Center for Education and the Workforce, Georgetown University

Global Markets – Rest Of The World Proprietary and Confidential 5 Worldwide trends: • Vocational training expenditures represent a significantly higher % of GDP in OECD countries vs. the US • Healthy labor trends in developed economies • US - based standards and codes are well recognized internationally • % of employers providing training has been increasing in Europe • Career training is rapidly shifting to online learning • Millennials demand access to modern, technology - based solutions such as Virtual Reality • No dominant provider of technical training materials End Market Industry Size - Global • Global E - Learning software - $107 Billion, expected 9.2% CAGR • Global Crane Industry - $32.5 Billion (2016), 6% CAGR to 2022 • Global HVAC Industry - $68 Billion (2016), 4.3% CAGR to 2022 • Global Codes and Standards Industry - $1.5 Billion, US/Canada $631 Million, 5.5% annual growth • ProBility is 1 of only 5 Licensed Global Resellers Source: Eurostat, Bureau of Labor Statistics

Comprehensive Suite Of Career Resources For Skilled Trades Proprietary and Confidential 6 • Comprehensive suite of traditional and technology - enabled career training, advancement and compliance tools for over 60 skilled trades. • Two tracks: Pre - Career and Career Advancement. • Significant penetration of Electrical, HVAC, Crane, Plumbing industry verticals among others. • Focus on innovative technology solutions, including Virtual Reality and Digital Simulation. • Focus on up - to - date high - quality training for individuals and businesses of any size. E - Learning Training Exam Prep and Testing Certification Codes and Standards Continuing Education “ProBility is changing the landscape for individual tradesman as well as small and medium sized businesses by providing consistent high quality training usually only available to enterprise customers.” Noah Davis, President, COO

Diversified Offerings And Recurring Revenue Streams

Servicing over 60 skilled trades in 15 categories

- **Expanding through both brand acquisition and organic growth**
- **Each individual category represents a $5 -$20 million opportunity**
- Electricians, Plumbing, Pipefitting/Welding/Sheet Metal, Construction/Contractors, HVAC, Maritime, Rigging/Craning, Boiler/Pressure Vessel, Non-Destructive Testing, Safety/Quality Training, Industrials (Manual)s Library, Machine/Mechanics, Engineering/Petroleum/Aerospace, Electronic Technicians/Software and Standards Training/SDO Distribution

13 Revenue opportunities for each category

- Exam Preparation Materials, Codes/Standards, Online Courses, Online Testing, Simulation Training, Hybrid Laboratory Practice, Classroom Training, Abridged Online Courses, SDO Training, Continuing Education, Train the Trainer, Onsite Training and Subscriptions

285 Standards developing organizations

- Providing direct access via the ProBility portals
- ASME, IEEE, ISO, API, NFPA, ICC, NBBI, IAPMO, ASCE, AISC

ProBility is 1 of 5 Licensed Global Resellers of Codes and Standards

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ProBility Highlights Proprietary and Confidential 8 • Comprehensive offering • Proprietary technology solutions • Potential for strong organic growth and a robust pipeline of strategic acquisitions of small platform players • One of largest wholesalers of the national electrical code, 1 of only 5 global vendors; 1.5 million codes offered to over 3,000 electrical wholesale outlets • Construction training division offers programs in 22 states with the goal of servicing all 50 states • Crane training division is unique and one of just a few companies offering VR crane training • High percentage of recurring revenues • Target EBITDA margins 30% • Extensive financial disclosure with the SEC filings

ProBility Highlights – Stock Information Proprietary and Confidential 9 • Ticker: PBYA • Market: OTC QB • Market cap: $28 Million • Shares outstanding: 45.0 million • Float 0.6 million • Publicly quoted micro - cap (Ticker: PBYA) • Up - to - date SEC filings • Sr. Management owns 62% of common stock Stock Performance (11/8/16 - present)

ProBility Leadership



Evan M Levine – Chairman And CEO

CEO ADVENTRX Pharmaceuticals, Managing Partner And Portfolio Manager Brown Simpson Asset Management



Noah Davis – President & Chief Operating Officer

Proven Leadership Of Growth Companies; 10 Years Of Experience In Online Businesses; Internet Marketing Expert



Steven Plumb – Chief Financial Officer

30 Year Career In Financial Management; Serial Entrepreneur; Track Record Of Successful M&A Transactions With Public Companies



Abraham Israel – Chief Marketing Officer

Expert In Paid Search, Analytics And A/B Testing; Blinds.Com; Farmers Insurance



Jacob Davis – Chief Technology Officer

Experienced Software Developer And Online Marketing Expert; Northtrop Grumman Online Security Developer



Jonathan Ellis – Sales Manager

Track Record Of Sales Growth; Established Dozens Of New Contracts And Partners For ProBility



Billy Smith – Vocational Advisory Board

International Crane Executive

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ProBility Timeline



Predecessor Company - Brown Book Shop - Established
1946
Reverse Merger with Panther Bio
Signed Two Publishing Deals
Launched VR for HVAC
Listed on OTCQB
Launched New Micro Electrician Site
Announced Philanthropic Initiative
Appointed Billy Smith to the Board of Advisors
Expanded Distribution of Electrician Exam Prep Series
Acquires W Marketing
Launched ProBility Safety Training Academy
Nov 2016
Dec 2016
Jan 2017
Feb 2017
Mar 2017
Apr 2017
May 2017
June 2017
July 2017
Launched New Website for ASME
Signed Exclusive Deal with All Purpose Crane Training
Announced 2016 Record Sales
Acquired NEWP and OEP
Changed Name to ProBility Media
Executed an Exclusive VR Joint Venture with GlobalSim
Established New Virtual Reality Joint Venture with Industrial3D
Acquired Cranbury International

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ProBility's Current Brands

Brown Technical Media	Brown Technical Publishing	Brown Book Shop	One Exam Prep
National Electrical Wholesale Providers	W Marketing	Cranbury International	ProBility Technical Institute
VR Crane Training	ProBility Immersive Technologies	ProBility Safety Academy	

Active Sites:
Browntechnical.org
1examprep.com
Online.browntechnical.org
Brownpublications.com
Electricians.browntechnical.org
Nccer.browntechnical.org
Shop.browntechnical.org
Asme.browntechnical.org
Hvac.browntechnical.org
API.browntechnical.org
Astm.browntechnical.org
Pipefitting.browntechnical.org
New-providers.com
Thecurrentgeek.com
Rigging.browntechnical.org
ProbilityVR.com
Nascla.1examprep.com
Probilityit.com
Probilitysafetyacademy.com
Cranburyinternational.com

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Diversified Customer Base Proprietary and Confidential 13 • Over 15,000 corporate customers, including many Fortune 500 companies and government agencies around the world • Multiple touchpoints within corporate customers

Case Study: Virtual Reality Training For Craning Proprietary and Confidential 14 Portable Comprehensive Crane Training System with Superb Realism • Successful passing of crane certification exam (by NCCCO – National Commission for the Certification of Crane Operators) • Complete immersive experience • Seamless integration of real life controls and technology • Operators can see their actual hands • Affordable cost • Adopted by the US Military for its crane training and simulation

Strategy For Growth: Organic Growth + Acquisitions Proprietary and Confidential 15 Organic Growth • Expect 100%+ Organic Growth In 2017 • Invest In Original Content • Invest In Private Label Content • Increase Online Footprint • Expand Partnerships With Industry Organizations • Design International Courses • Increase E - learning Offerings • Improve Efficiencies In Staffing, Process, Inventory Acquired Growth • Robust and Active Pipeline of Acquisitions • 6 - 12 Months Integration Timeline • Acquisition Considerations: • Quality Content for Skilled Trades • Technology • Market Demand • Ownership willing to Stay On - Board • Ease of Integration • Acquisitions are immediately accretive (both pre - and post - synergies) Acquisition Parameters: $1 - $3mln Annual Target Revenue Projected Net Profit of 10% Consideration: ~0.5X Revenue and 3x – 5x EBITDA using a hybrid cash/stock incentive Rule of Thumb: Invest ~$1 in cash to generate $1 of EBITDA and 4x - 5x Revenue Disruptive strategy of defragmenting the marketplace of small companies through strategic platform acquisitions and organic growth. Organic Growth Increasing Capital Available to Invest Capital Allocation: Proprietary Training, Technology Acquisitions Generate Outstanding Return on Capital

Completed Acquisitions Proprietary and Confidential 16 Transaction Date 1/26/2017 1/19/2017 6/22/2017 7/31/2017 2016 Revenue $1,000,000 $1,540,000 $2,810,000 $1,500,000 2016 Income $155,000 $78,000 $204,000 $103,000 Purchase Price $470,000 $473,000 $575,000 $470,000 Revenue/ EBITDA Multiple 0.47x Revenue 4.7x EBITDA 0.3x Revenue 4.7x EBITDA 0.2x Revenue 2.9x EBITDA 0.3x Revenue 4.9x EBITDA Cash at Closing $0 $50,000 + $50,000 Inventory $0 $0 Stock at Closing $300,000 (Conv. Note @$0.50 or 600,000 Shares) $323,000 (@$0.50 or 645,000 Shares) $450,000 (@$0.50 or 900,000 Shares) $400,000 (Conv. Note @$0.6315 or 633,413 Shares) Future Payments $60,000 ($15,000 @ 3, 6, 9 and 12 Months) $50,000 (9 Month Note) $75,000 (9 Month Note) $100,000 ($4,166.66 Monthly for 24 Months) Assumed Debt $60,000 $0 $55,000 $0

Organic Growth Strategy – Variety Of Pathways Proprietary and Confidential 17 ProBility Media is positioned at the intersection of technology, information services, education/training and publishing. Multiple growth pathways could be materialized. Potential scenarios could include partnerships with: • Global Codes and Standards Providers • Large Publishing Companies • Large Learning Companies • Large Testing / Publishing Companies

Financial Highlights Proprietary and Confidential 18 2016 Income Statement, Incl. Subsequent Acquisitions Brown 1 Exam Prep NEWP W Marketing Total % of Total Study Materials & Codes $ 2,620,674 $ 693,531 $ 1,605,310 $ 2,811,158 $ 7,730,673 90% ASME BPVC 391,850 - - - $391,850 5% Electronic Training & Courses 70,350 341,590 - - $411,940 5% Self Published Materials 18,100 - - - $18,100 0% Total Sales $ 3,100,974 $ 1,035,121 $ 1,605,310 $ 2,811,158 $ 8,552,563 100% % of total 36% 12% 19% 33% 100% Gross Profit 906,371 558,965 192,637 334,808 1,992,781 Total Operating Expenses 974,034 485,459 42,000 215,112 1,716,605 Net income from operations (67,663) 73,506 150,637 119,696 276,176 Income Loss Before Taxes $ (207,762) $ 73,506 $ 150,637 $ 114,870 $ 131,251 Summary Balance Sheet (as of 04/30/2017) Cash $77,212 Total assets $2,253,477 Payables $1,194,763 ST Notes $1,323,092 LT Debt $647,764 S/H Deficit $1,250,698

Financial Projections 2017E - 2020E Proprietary and Confidential 19 2017 Guidance Revenue: $11 - $12 Million EBITDA: Breakeven - $1.0 Million Assumes ~$2 Million from additional 1 - 2 acquisitions during 2017 2017E-2020E 2017E-2020E Organic CAGR Total CAGR Print / Digital Published Content 25-30% 50-60% E-learning 25-30% 100-125% In Class Learning 30% 60-70% Services 30% 40-50% Subscription 25-30% 60-70% Total Revenue 25-30% 60-70% 2020 Target EBITDA 30%

Summary Proprietary and Confidential 20 • Comprehensive Offering • Proprietary Technology Solutions, including Virtual Reality • Significant Global Markets • 25% - 30% Target Organic Growth • 20% - 25% Potential Acquired Growth • Pipeline of Strategic Acquisitions • High Percentage of Recurring Revenues • Target EBITDA Margins 30% ProBility Media Corporation 1517 San Jacinto Street Houston, TX 77002 713 652 3937 800 432 1885 noah@probilitymedia.com www.probilitymedia.com